2010 CAGNY Presentation Boca Raton, Florida February 18, 2010 Exhibit 99.2

Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance.  They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement other than in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Cautionary Factors that May
Affect Future Results” in the Company’s Annual Report and its Quarterly
Reports on Form 10-Q.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are available on the Company’s website at www.altria.com.
Safe Harbor Statement

Mike Szymanczyk Chairman and Chief Executive Officer, Altria
Dave Beran          EVP and Chief Financial Officer, Altria
Craig Johnson      EVP, Altria
Marty Barrington     EVP, Chief Compliance & Administrative
Officer, Altria
Murray Garnick        SVP of Litigation, ALCS
Altria’s Executive Management

Altria’s Operating Companies Evolution

Our Mission
is to own and develop financially disciplined businesses that are leaders in responsibly providing adult tobacco and wine consumers with superior branded products.
Integrity,
Trust and
Respect
Executing
with
Quality
Sharing
with
Others
Passion
to
Succeed
Driving
Creativity
into
Everything
We Do
Altria’s Mission and Values

Remain under economic pressure
Impacting their mindset
Nearly 75% have a different set of priorities
Important implications for CPG companies
Source: Yankelovich Monitor Perspective, Dollars & Consumer Sense 2009
Economy Impacting Adult Consumers

Shifting spending patterns
Nearly 60% say they do not plan to spend the way they did in the past
Companies need to create relevant and innovative brands
Source: Yankelovich Monitor Perspective, Dollars & Consumer Sense 2009
Economy Impacting Adult Consumers

Significant federal excise tax (FET) increases on tobacco
products in April 2009
– Cigarettes +158%
– Smokeless tobacco products +158%
– Machine-made large cigars +155%
Federal Excise Tax Environment in 2009
Source: ALCS Government Affairs

Cigarette State Excise Tax Environment
Source: ALCS Government Affairs, ALCS MICR; Note: Year-end average state excise tax is volume weighted by state
$1.12
$1.01
$0.88
$0.87
$0.78
$0.70
$0.66
$0.44
$0.43
$0.40
$1.26
$0.00
$1.50
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

MT UT AL ME OR WY TN WA KS NV NM MO MN IL LA GA WV SC MD VA 2009 Cigarette SET Legislation – Defeated Source: ALCS Government Affairs

UT NY AL MS WA KS CA NM MO MD TN IL GA 2010 Cigarette SET Environment Source: ALCS Government Affairs 2010 Cigarette Excise Tax Proposals

Smokeless Tobacco SETs Source: ALCS Government Affairs MT IA ND UT AZ NY AL ME RI NJ DE CT KY VT OR NE WY TX DC OR NE WY TX DC ME Converted to weight- based in 2009

Smokeless Tobacco SETs
Source: ALCS Government Affairs
MT
IA
ND
UT
AZ
NY
AL
ME
RI
NJ
DE
CT
KY
VT
OR
NE
WY
TX
DC
OR
NE
WY
TX
DC
ME
Ad Valorem
MT
IA
ND
UT
AZ
NY
AL
ME
RI
NJ
DE
CT
KY
VT
OR
NE
WY
TX
DC
MS
TN
WA
KS
NV
CA
ID
NM
OK
AR
MO
MN
IL
MI
LA
IN
PA
NC
GA
WV
SC
FL
OH
NH
MA
MD
WI
CO
SD
AK
VA
Weight-based

FDA assumed regulatory oversight over tobacco products
Did not agree with every element of this law
Supported enactment
Thoughtfully implemented federal regulation should benefit
tobacco consumers in the long-term
FDA Regulatory Authority

In March, FDA is expected to issue regulations regarding sale, promotion and advertising of cigarettes and smokeless
tobacco products
In June, cigarette manufacturers are required to remove
descriptors, and smokeless tobacco manufacturers also must
make warning notice label changes
In August, Tobacco Products Scientific Advisory Committee is
expected to issue a report on the impact of menthol on public health
Significant FDA Regulatory Events in 2010
Source: FDA legislation (HR 1256)

Maximizing income while maintaining share momentum on
Marlboro in cigarette category
Quickly integrating USSTC into the Altria family of companies and returning Copenhagen and Skoal to growth
Profitably assuming share leadership in the machine-made
large cigar category driven by the growth of Black & Mild
Growing income from Ste. Michelle Wine Estates
Growth Strategies of Altria’s Operating Companies

+5.5%
Adjusted OCI*
($ in Billions)
Source: Altria company reports, IRI/Capstone Integrated Retail Panel
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
2009 Cigarettes Segment’s Performance
-0.1pp
Marlboro’s
Retail Share
41.8%
41.9%
40%
43%
2008 2009
$5.3
$5.0
$4
$6
2008 2009

Cigarette Manufacturers’ Income Performance
PM USA’s Adjusted OCI*
($ in Billions)
OCI* Profit Growth
($ in Millions)
2007 – 2009
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
Source: Altria company reports; Lorillard, Inc. and Reynolds American Inc. company reports and ALCS estimates. Adjusted underlying OCI for RJRT is reported, RJRT adjusted operating income plus reported RAI amortization expense. Adjusted underlying OCI for Lorillard is reported operating income, plus $66 million in reported one time legal expenses in 2007.
$5.3
$4.9
$4
$6
2007 2009
$400
$267
RJRT
Lorillard
$0
$600
PM USA RJRT &  LO

Cigarette Manufacturers’ Metrics - 2007 to 2009
Adjusted OCI* Per Pack
(Percent Change)
Adjusted OCI* Margins
(Percentage Point Change)
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
4.0pp
3.0pp
1.0pp
0
8
PM USA RJRT Lorillard
27%
23%
16%
5%
35%
PM USA RJRT Lorillard
Source: Altria company reports, Lorillard, Inc. and Reynolds American Inc. company reports, and ALCS estimates. Adjusted underlying OCI for RJRT is reported, RJRT adjusted operating income plus reported RAI amortization expense. Adjusted underlying OCI for Lorillard is reported operating income, plus $66 million in reported one time legal expenses in 2007. Adjusted OCI margins is adjusted underlying OCI divided by reported net revenue excluding FET. Adjusted OCI per pack is adjusted underlying OCI divided by reported domestic pack volume.

as high as
2009 yearly
average 38%
Marlboro’s Price Gap
Source: IRI/Capstone Inventory and Price Gap in C-Stores; Note: Marlboro excludes Marlboro 72mm
51%
70%
0%
80%
2001 2002 2003 2004 2005 2006 2007 2008 2009

Historic Retail Share
Performance
Retail Share
48.1%
46.8%
42%
50%
Q3 09 Q4 09
47%
50%
53%
56%
60%
64%
68%
70%
40%
75%
'01 '02 '03 '04 '05 '06 '07 '08
Copenhagen
and
Skoal’s
Retail Share Performance
Source: USSTC RAD/SVT ending December 2008; ALCS company reports, InfoScan Smokeless Tobacco Database

+7.8% Volume (Cans in Millions) Source: ALCS company reports 144.6 134.1 125 155 Q4 08 Q4 09 Copenhagen and Skoal’s Volume Performance

2009 Cigars Segment’s Performance
Source: ALCS company reports, InfoScan Cigar Database for machine-made large cigars
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
Black & Mild’s
Retail Share
+1.3pp +1.6%
Adjusted OCI*
($ in Millions)
$185
$182
$170
$190
2008 2009
29.9%
28.6%
26%
32%
2008 2009

Adjusted OCI*
($ in Millions)
Source: Altria company reports; Nielsen Total Wine Database – U.S. Food & Drug
2009 Wine Segment’s Performance
Retail Volume Change
(2009 vs. 2008)
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
10%
2%
Ste. Michelle Wine Industry
$73
$0
$100
2009

Source: Altria and UST company reports; pro forma calculation from UST reports with comparable data
Ste. Michelle Wine Estates’ Financial Performance
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
Adjusted OCI*
($ in Millions)
+17.9%
CAGR
$73
$38
$10
$110
2005 2009

* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com; **assumes reinvestment of dividend
Source: Altria company reports; Bloomberg Yearly Return ending December 2009
Altria’s 2009 Financial Performance
Adjusted
Earnings Per Share*
+6.1%
Total Shareholder Return**
25.9%
39.1%
0%
50%
Altria S&P 500
$1.75
$1.65
$1
$2
2008 2009

Pounds in
Millions
Source: ALCS MICR Industry estimates for cigarettes; TTB all other tobacco segments; cigarettes, small cigars & RYO based on 0.0325 oz./stick [FY 2008]
5 year CAGR (~1%)
Historical Total Tobacco Volume
0
1,100
2004 2005 2006 2007 2008

Source: IRI/Capstone Integrated Retail Panel Cigarette Retail Pack Price in Convenience Stores +22% $1.00 $6.00 2008 2009

Tobacco Categories’ 2009 Volume Performance
Source: ALCS MICR estimates; Note: Smokeless is defined as moist smokeless tobacco and spit-less tobacco products
~7%
(~0.5%)
(~8%)
Cigarettes Smokeless Machine-made Large
Cigars

Altria’s Share of Profit Pool
+8.0pp
*
* Excludes USSTC
Total Profit Pool
($ in Billions)
+2.0%
Tobacco Manufacturers’ Profit Pool
Source: Company reports; ALCS BS&D estimates
$11.4
$11.6
$9.5
$12.5
2008 2009
47%
55%
30%
70%
2008 2009

Switch between tobacco categories and use different kinds of tobacco products
Our tobacco companies believe that there are different groups of adult tobacco consumers
Seeking different characteristics in their tobacco products
Source: ALCS MICR
Adult Tobacco Consumers

Adult Tobacco Consumers Adult Smokers Adult Smokers Looking for Smokeless Tobacco Alternatives Adults Who Use Both Smokable Products and Traditional MST Products Traditional Adult Dippers

Increasing number of adult tobacco consumers are exploring
alternatives to cigarettes and traditional MST products
The business opportunity:
– Filling the increasing demand for new smokeless products
– Continuing to appeal to traditional adult smokers and
dippers
Altria’s tobacco operating companies are positioning their
brands to meet evolving adult consumer preferences
Source: ALCS MICR
Satisfying Adult Tobacco Consumers

+0.5pp Source: IRI/Capstone Integrated Retail Panel Marlboro Menthol’s Retail Share Performance 5.2% 5.7% 3% 7% 2008 2009

Copenhagen’s Growth Opportunities Source: InfoScan Smokeless Tobacco Database ending December 2009 0% 100% Share of Wintergreen Segment Share of Straight Segment

History of smokeless product innovation Uniquely positioned to capitalize on growth in number of adult tobacco consumers seeking smokeless tobacco alternatives Skoal’s Heritage

Offers pouches in an easier to manage package at a compelling value proposition Skoal plans to introduce many other new products Skoal’s New “Slim Can”

Source: CASTS Database
[Marlboro
2009 YTD ending 11/09; Black & Mild YTD ending 09/09]
Marlboro
Adult Tobacco Consumer Demographics
Black & Mild
25%
45%
Overall Share 21 - 29
30%
50%
Overall Share 21 - 29 30 - 39

Source: CASTS Database [Skoal and Copenhagen 2009 YTD ending 09/09] Skoal Copenhagen Adult Tobacco Consumer Demographics 15% 35% Overall Share 30 - 49 20% 40% Overall Share 21 - 29

Substantial success in managing litigation
Downward trend in individual cases, with exception of the
Engle progeny cases
PM USA has not tried an individual smoking and health case
other than the Engle progeny trials and retrials in 48 months
Litigation Environment

Only three statewide “Lights” class action cases have been
certified
–
One case, Curtis, has already been dismissed on merits
and is on appeal
In federal court, “Lights” cases have been consolidated in a single federal district court
Have achieved substantial success on class certification issue
“Lights” Class Action Litigation

PM USA has strong factual and legal defenses
The Eleventh Circuit heard an appeal whether plaintiffs’
theories violate state law and due process
In state cases, overwhelming majority of cases are inactive, although PM USA has tried some cases with varying results
PM USA intends to appeal any loss and raise state law and
constitutional challenges
Bond cap applies to state suits and limits any bond PM USA
would have to post pending appeal
Engle
Progeny Cases

Successfully managed litigation, notwithstanding significant challenges Vigorously defended these claims for decades and intend to continue doing so Litigation Environment

Growing income by investing in four strong brands, Marlboro,
Copenhagen, Skoal
and Black & Mild
Returning cash to shareholders in the form of dividends
Preserving a strong balance sheet
Reducing interest expense
Strategies to Achieve Long-term Growth

Percent of Market Capitalization
Source: Bloomberg and company filings: CPG companies with a market capitalization greater than $10 billion as of year-end 2009
Altria’s Dividend
6.6%
6.4%
4.9%
4.8%
4.3%
3.9%
3.7%
3.3%
3.1%
3.0%
MO
RAI
LO
PM
KFT
HNZ
KMB
CAG
CPB
PG

Payout Ratios Yield
S&P 500
Source: Bloomberg and company filings: Payout ratio and yield  compares CPG companies with a market capitalization greater than $10 billion as of year-end 2009.  Altria’s stated 80% payout ratio is a target. S&P 500 compares all companies in the Index and ranks the top-ten companies as of year-end 2009
Altria’s Dividend
9.1%
8.1%
7.7%
7.6%
6.5%
6.4%
6.4%
6.8%
6.9%
FTR
WIN
DO
CTL
Q
MO
RAI
TEG
PBI
POM
12.8%
6.9%
6.8%
5.0%
4.8%
4.3%
3.9%
3.8%
3.5%
3.3%
3.0%
MO
RAI
LO
PM
KFT
HNZ
KMB
CAG
CPB
PEP
80%
78%
71%
69%
61%
58%
54%
53%
51%
49%
MO
RAI
PM
LO
HNZ
KFT
KO
KMB
AVP
PEP

Payout ratio and yield are compelling Consistent history of dividend growth – Forty-two times in the last forty years Altria’s Dividend

+6.3%
Source: Altria company reports and press releases  (Note: Annualized Dividend Rate)
2009 Since PMI Spin-off
+17.2%
Altria’s Dividend Growth
$1.16
$1.36
2008 2009
$1.28
$1.36
$1.00
$1.50
Aug-08 Aug-09

Past dividend increases are not predictive of future ones
All future dividend payments are subject to the discretion of
Altria’s Board of Directors
Expect to increase dividends in-line with adjusted earnings per share growth
Altria’s Dividend

Continue to make excellent progress on $1.5 billion program
2009 initiatives:
– Ceasing production at Cabarrus, NC cigarette
manufacturing facility
– Integrating UST
– Reshaping corporate structure
Cost Reduction Program

($ in Millions) Source: Altria company reports Altria’s Cost Management Program $462 $1,500 $1,038 $0 $1,500 2007- 2009 Savings Add. Cost Savings Expected by 2011 2007 - 2011

Increasing earnings
Improving efficiencies
Reinvesting in brand building initiatives
Altria’s service companies and PM USA are appropriately
sized for the post-FET environment
Benefits of Cost Reduction Program

Continue reducing cigarette related infrastructure ahead of
volume declines
Redesign business processes to enhance productivity in the
smokeless tobacco and machine-made large cigar businesses
Cost Management Strategy

Operating companies offer adults many types of products and
compete in different categories and segments
Tobacco operating companies have leadership positions in
major tobacco categories
Compare ourselves against other leading CPG companies with
similar scale and scope
Altria’s Transformation

Source: Company filings: Compares CPG companies with net revenues, excluding excise taxes, greater than $10 billion in the S&P Food, Beverage & Tobacco Index.  Based on most recently available employee count per 10-K filings.  COGS for peers are adjusted to exclude certain one-time items.  For reconciliations of non-GAAP to GAAP numbers visit
www.altria.com.
* Reflects Altria’s 2009 Net Revenues of $11,806 million (Net revenues of $23,556 million less government payments and excise taxes of $11,750 million), COGS of $2,797 million
(Costs of goods sold of $7,990 million less government payments of $5,018 million, and implementation and UST acquisition-related costs of $175 million). Year-end employee count was ~10,000 employees.  For the purposes of this presentation, Altria’s net revenue excludes excise taxes as well as contractual payments to government entities (e.g.
MSA, quota buy-out, & FDA) as reconciled.
Corresponding adjustments to revenues have not been made for other companies listed in this chart, except for PM which excludes excise taxes.
** Nearest comparable period to LTM 12/09 is used where 12/09 data not available as of February 15, 2010 (CAG, GIS, HNZ, KFT).
Altria’s Financial Profile
Net Revenues Per Employee
(Twelve Months ending 12/09** – $ in Millions)
COGS as a % of Net Revenues
(Twelve Months ending 12/09**)
$0.95
$0.94
$0.75
$0.72
$0.65
$0.65
$0.62
$0.61
$0.59
$0.56
$0.56
$0.47
$0.36
$0.36
$0.24
ADM
TSN
CAG**
DF
KFT**
HNZ**
CCE
SLE
GIS**
K
PBG
PEP
PM
KO
MO*
$2.21
$1.18
$0.49
$0.49
$0.43
$0.41
$0.39
$0.34
$0.33
$0.31
$0.31
$0.30
$0.23
$0.22
$0.20
ADM
MO*
GIS**
CAG**
DF
KFT**
K
KO
PM
HNZ**
SLE
CCE
TSN
PEP
PBG

Altria’s Financial Profile
Source: Company filings: Compares CPG companies with net revenues, excluding excise taxes, greater than $10 billion in the S&P Food, Beverage & Tobacco Index.  Adjusted EBITDA
peer comparisons exclude certain one-time items and restructuring costs. For reconciliations of non-GAAP to GAAP numbers visit www.altria.com.
* Reflects Altria’s 2009 Net Revenues ex. government payments and excise taxes of $11,806 million, adjusted SG&A of $2,725 million (Marketing, administration and research costs of $2,931 million, less UST acquisition-related transaction costs of $60 million, Reduction of Kraft receivable of $88 million and integration costs of $58 million), and adjusted EBITDA of $6,554 million as reconciled.
For the purposes of this presentation, Altria’s net revenues exclude excise taxes as well as contractual payments to government entities (e.g. MSA, quota buy-out, & FDA) as reconciled.
Corresponding adjustments to revenues have not been made for other companies listed in this chart, except for PM which excludes excise taxes.
** Nearest comparable period to LTM 12/09 is used where 12/09 data not available as of February 15, 2010 (CAG, GIS, HNZ, KFT).
SG&A as a % of Net Revenues
(Twelve Months ending 12/09**)
SG&A as a % of EBITDA
(Twelve Months ending 12/09**)
273%
262%
249%
210%
166%
135%
133%
116%
115%
101%
92%
61%
56%
53%
42%
PBG
DF
CCE
SLE
PEP
KFT**
K
KO
HNZ**
CAG**
GIS**
TSN
ADM
PM
MO*
37%
36%
35%
31%
29%
27%
23%
23%
22%
21%
21%
20%
14%
3%
2%
KO
PBG
PEP
CCE
SLE
K
MO*
PM
DF
KFT**
GIS**
HNZ**
CAG**
TSN
ADM

Source: Company filings: Compares CPG companies with net revenues, excluding excise taxes, greater than $10 billion in the S&P Food, Beverage & Tobacco Index.  Adjusted EBITDA
peer comparisons exclude certain one-time items and restructuring costs.  For reconciliations of non-GAAP to GAAP numbers visit www.altria.com.
* Reflects Altria’s 2009 Net Revenues ex. government payments and excise taxes of $11,806 million and adjusted EBITDA of $6,554 million as reconciled.
For the purposes of this presentation, Altria’s net revenues exclude excise taxes as well as contractual payments to government entities (e.g. MSA, quota buy-out, & FDA) as reconciled.
Corresponding adjustments to revenues have not been made for other companies listed in this chart, except for PM which excludes excise taxes.
** Nearest comparable period to LTM 12/09 is used where 12/09 data not available as of February 15, 2010 (CAG, GIS, HNZ, KFT).
Altria’s Financial Profile
EBITDA as a % of Net Revenues
(Twelve Months ending 12/09**)
56%
44%
32%
23%
21%
20%
18%
16%
14%
14%
13%
12%
8%
5%
4%
MO*
PM
KO
GIS**
PEP
K
HNZ**
KFT**
CAG**
SLE
PBG
CCE
DF
TSN
ADM

Altria’s Strong Balance Sheet
Important to continue delivering sustainable and predictable earnings growth over time to grow the dividend
Protects the company’s investment grade credit rating
Preserves access to the capital markets
Secures cash flow generated by operating companies

Altria’s Investment Grade Credit Rating
Access to commercial paper backstopped with revolving credit facilities
Replaced prior $3.4 billion credit facility with two new facilities in November 2009
– $2.4 billion 3-year facility
– $0.6 billion 364-day facility

Altria’s Economic Interest in SABMiller
Equity Earnings
($ in Millions)
Source: Altria company reports; Bloomberg Closing Stock Price in GBP converted to USD as of February 12, 2010.
+12.5%
(CAGR)
Market Value
($ in Billions)
$3.4
$11.3
$0
$18
Jul-02 Feb-10
$296
$600
$0
$800
2003 2009

Currently intend to maintain position for the foreseeable future
Monetizing position would weaken Altria’s balance sheet and
be dilutive to Altria’s earnings per share
Sale would have significant tax implications and potential
overhang in SABMiller’s stock price
Retention of a portion of any sale proceeds as an asset on
balance sheet to maintain strength and liquidity
Altria’s Economic Interest in SABMiller

Altria’s Strong Balance Sheet Enables Altria to maximize cash returned to shareholders in the form of dividends Maintain a conservative financial profile

Altria’s Cash Flow
Majority of cash flow generated from operations is expected to be returned to shareholders as dividends
Capital expenditures for next several years are expected to be under 2% of net revenues
Since the share repurchase program is suspended indefinitely, we expect to use excess cash, above that needed for
dividends and capital expenditures to reduce interest expense

Debt to EBITDA ratio at the end of 2009 was 1.9 to 1
Ratio in-line with peers, and supports investment grade credit rating
Reducing interest expense would further strengthen balance
sheet, improve cash flow and increase earnings per share and dividends
Altria’s Debt

Altria’s Debt
$3.4 billion in debt coming due over next four years, which has over $260 million in annual interest
Decision to refinance or retire debt depends upon:
– Conditions of the capital markets
– Interest rates
– Business needs and conditions

Altria’s Adjusted EPS Growth Objective
Delivered average adjusted EPS growth of 8% over the past
two years
Within the long-term objective of 8% to 10% outlined at time of
PMI spin
Dramatic change in operating environment since March 2008
More appropriate mid-term adjusted EPS growth objective of
7% to 9% in today’s environment

2010 Business Environment Adult consumers remain under economic pressure and face high unemployment Remain cautious about state excise tax environment and competitive environment

Altria’s 2010 Adjusted EPS Guidance
Source: Altria company filings
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
Partially due to FET-related pricing strategies in 2009, income growth comparisons are expected to be more challenging for
the first and second quarters of 2010
Expect adjusted EPS growth to build in the second half of 2010
Altria forecasts that 2010 adjusted* diluted EPS will grow to a range of $1.85 to $1.89

+17.2%
Source: Altria company filings; Bloomberg Yearly Return
Dividend Growth
Delivering Superior Returns to Shareholders
2009
Total Shareholder Return*
* Assumes reinvestment of dividends
39.1%
25.9%
21.6%
Altria S&P 500 S&P Food,
Beverage &
Tobacco
$1.16
$1.36
2008 2009

Source: Bloomberg
Total Shareholder Return
Note : Top ten defined as the 10 largest U.S. Consumer Packaged Goods by market capitalization as of Dec. 31, 2009; TSR as of Dec. 31, 2009
Market Cap. 2009
Company Name Industry
($ in Millions)
TSR (%)
1 Altria Group, Inc. Tobacco $40,678 39.1
2 Coca-Cola Co Beverages 132,079 29.5
3 Kimberly-Clark Corp Household Products 26,464 25.4
4 Kellogg Co Food Products 20,185 24.6
5 Colgate-Palmolive Co Household Products 40,844 22.4
6 General Mills Inc Food Products 23,335 19.5
7 Philip Morris International Inc Tobacco 91,787 15.9
8 PepsiCo Inc Beverages 94,875 14.3
9 Kraft Foods Inc Food Products 40,172 5.6
10 Procter & Gamble Co Household Products 177,145 0.9

Source: Bloomberg Altria’s Total Shareholder Return – 1999 to 2009 174.4% -2.9% 69.3% Altria S&P 500 S&P 500 Food, Beverage & Tobacco

High dividend yield with strong EPS growth prospects
– ~80% dividend payout ratio target
– +6.5% dividend yield
– Opportunity to grow both EPS and dividends by 7% to 9%
per year
Compelling Investment
Note: Dividend yield is based on the closing stock price as of 2/12/2010

Altria’s Solid Business Model
Tobacco space profit pool is growing
Tobacco operating companies have leading positions in all
major tobacco categories
Relatively unaffected by currency issues, input costs and
private label brand competition from the trade
Potentially more earnings predictability than other CPG
company investment alternatives

Non-GAAP Financial Measures
Altria reports its consolidated financial results in accordance with generally accepted accounting principles (GAAP).  Today’s remarks may contain various operating results on both a reported basis and on an adjusted basis, which excludes items that affect the comparability of reported results.
Altria’s management reviews OCI, which is defined as operating income before corporate expenses and amortization of intangibles, to evaluate segment performance and allocate resources.  Altria’s management also reviews OCI, operating margins and earnings per share (EPS) on an adjusted basis, which excludes certain income and expense items that management believes are not part of underlying operations because such items can obscure underlying business trends.  Management believes it is appropriate to disclose these measures to help investors analyze underlying business performance and trends.
Such adjusted measures are regularly provided to management for use in the evaluation of segment performance and allocation of resources. All references in the remarks are to continuing operations, unless otherwise noted.
Reconciliations of any non-GAAP financial measures to the most directly comparable
GAAP measures can be found posted to our website at www.altria.com.

For full reconciliation, visit www.altria.com/investors Regulation G Disclosure

Cigarettes Segment’s
Adjusted Operating Companies Income (OCI)
for Year Ended December 31, 2007
(dollars in millions)
Reported OCI                            $4,511
Asset impairment and exit costs 344
Implementation costs 27
Provision for Scott Case                                        26
Adjusted OCI $4,908
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Cigarettes Segment’s
Adjusted Operating Companies Income (OCI) Margin
for Year Ended December 31, 2007
(dollars in millions)
Adjusted OCI                            $4,908
Revenues                                                          18,470
Less Excise taxes                                            (3,449)
Net Revenues excluding excise taxes                             $15,021
Adjusted OCI margin 32.7%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Cigarettes Segment’s
Adjusted Operating Companies Income (OCI)
for Year Ended December 31, 2008
(dollars in millions)
Reported OCI                            $4,866
Exit costs 97
Implementation costs 69
Adjusted OCI $5,032
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Cigarettes Segment’s
Adjusted Operating Companies Income (OCI)
for Year Ended December 31, 2009
(dollars in millions)
Reported OCI                                  $5,055
Exit costs 115
Implementation costs 139
Adjusted OCI $5,309
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Cigarettes Segment’s
Adjusted Operating Companies Income (OCI)
for Year Ended December 31
(dollars in millions)
2008 adjusted OCI $5,032
2009 adjusted OCI $5,309
% change 2009 adjusted OCI versus prior-year period 5.5%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Adjusted OCI                            $5,309
Revenues                                                          20,919
Less Excise taxes                                           (6,465)
Net Revenues excluding excise taxes                             $14,454
Adjusted OCI margin 36.7%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
Cigarettes Segment’s
Adjusted Operating Companies Income (OCI) Margin
for Year Ended December 31, 2009
(dollars in millions)

Cigarettes Segment’s
Adjusted Operating Companies Income (OCI) Margin
for Year Ended December 31
2007 adjusted OCI margin 32.7%
2009 adjusted OCI margin 36.7%
% point change 2009 adjusted OCI margin versus
2007 adjusted OCI margin 4.0pp
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Smokeless Products Segment’s
Adjusted Operating Companies Income (OCI)
for Year Ended December 31, 2009
(dollars in millions)
Reported OCI                      $381
Asset impairment and exit costs 193
Integration costs 43
UST acquisition-related costs* 15
Adjusted OCI $632
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
* Excludes asset impairment, exit and integration costs

Cigars Segment’s
Adjusted Operating Companies Income (OCI)
for Year Ended December 31, 2008
(dollars in millions)
Reported OCI $164
Integration costs 18
Adjusted OCI $182
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Cigars Segment’s
Adjusted Operating Companies Income (OCI)
for Year Ended December 31, 2009
(dollars in millions)
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
Reported OCI $176
Integration costs 9
Adjusted OCI $185

Cigars Segment’s
Adjusted Operating Companies Income (OCI)
for Year Ended December 31
(dollars in millions)
2008 adjusted OCI $182
2009 adjusted OCI $185
% change 2009 adjusted OCI versus prior-year period 1.6%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Wine Segment’s
Adjusted Operating Companies Income (OCI)
for Year Ended December 31, 2009
(dollars in millions)
Reported OCI                              $43
Exit costs 3
Integration costs 6
UST acquisition-related costs*                                                   21
Adjusted OCI $73
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
* Excludes exit and integration costs

Adjusted Diluted Earnings per Share (EPS) from Continuing
Operations Attributable to Altria for Year Ended
December 31, 2007
Reported diluted EPS from continuing operations    $1.48
Asset impairment, exit and implementation costs 0.15
Interest on tax reserve transfers to Kraft Foods Inc.
(Kraft)            0.02
Recoveries from airline industry exposure (0.06)
Tax items (0.09)
Adjusted diluted EPS from continuing operations $1.50
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Adjusted Diluted Earnings per Share (EPS) from Continuing
Operations Attributable to Altria for Year Ended
December 31, 2008
Reported diluted EPS from continuing operations    $1.48
Tax Items (0.03)
Gain on sale of corporate headquarters building (0.12)
Loss on early extinguishment of debt 0.12
SABMiller special items 0.03
UST acquisition-related costs* 0.02
Exit, integration and implementation costs                      0.15
Adjusted diluted EPS from continuing operations $1.65
* Excludes exit and integration costs
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Adjusted Diluted Earnings per Share (EPS)
Attributable to Altria for Year Ended
December 31, 2009
Reported diluted EPS $1.54
Tax Items (0.04)
UST acquisition-related costs* 0.06
Asset impairment, exit, integration and
implementation costs 0.19
Adjusted diluted EPS $1.75
* Excludes asset impairment, exit and integration costs
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

2007 adjusted diluted EPS
from continuing operations $1.50
2008 adjusted diluted EPS
from continuing operations $1.65
% change in 2008 adjusted diluted EPS
from continuing operations versus prior-year period 10.0%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
Adjusted Diluted Earnings per Share (EPS) Attributable to
Altria for Year Ended
December 31

2008 adjusted diluted EPS
from continuing operations $1.65
2009 adjusted diluted EPS
from continuing operations $1.75
% change in 2009 adjusted diluted EPS
from continuing operations versus prior-year period 6.1%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
Adjusted Diluted Earnings per Share (EPS) from Continuing
Operations Attributable to Altria for Year Ended
December 31

Projected Full-Year Adjusted Diluted Earnings per Share
(EPS) Attributable to Altria for Year Ending
December 31, 2010
Projected reported diluted EPS   $1.78 to $1.82
Exit, integration and implementation costs 0.04
UST acquisition-related costs* 0.01
SABMiller special items 0.02
Projected adjusted diluted EPS    $1.85 to $1.89
* Excludes exit and integration costs
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Projected Full-Year Adjusted Diluted Earnings per Share
(EPS) Attributable to Altria for Year Ending
December 31
2009 adjusted diluted EPS  $1.75
2010 projected adjusted diluted EPS  $1.85 to $1.89
% change in 2010 projected full-year adjusted
diluted EPS versus the prior-year period 6% - 8%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Altria Earnings Before Interest Taxes, Depreciation &
Amortization (EBITDA) for the Debt Covenant
Year Ended December 31, 2009                        (dollars in millions)
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures.
Net earnings attributable to Altria Group, Inc. $3,206
Equity earnings and minority interest, net (599)
Dividends from less than 50% owned affiliates 254
Provision for income taxes 1,669
Depreciation & Amortization 291
Asset impairment and exit costs 421
Interest and other debt expense, net 1,185
Consolidated EBITDA attributable to
Altria Group, Inc.                                               $6,427

Altria Total Debt for EBITDA calculation
Year Ended December 31, 2009
(dollars in millions)
Current portion of Long-term debt                           $775
Long-term debt 11,185
Discount on debt 41
Third-party guarantees 12
Total debt $12,013
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures.

Altria Revenues Net of Excise Taxes and
Government Payments for the
Year Ended December 31, 2009
(dollars in millions)
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures.
Revenues $23,556
Less Excise taxes (6,732)
Net revenues net of excise taxes $16,824
Less MSA, quota & FDA (5,018)
Net revenues net of excise taxes and
$11,806
government payments

Altria Adjusted Earnings Before Interest, Taxes,
Depreciation & Amortization (EBITDA) for the
Year Ended December 31, 2009
(dollars in millions)
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures.
* Excludes exit and integration costs
Net earnings attributable to Altria $3,206
Equity earnings and minority interest, net (599)
Provision for income taxes 1,669
Depreciation & Amortization 291
Interest and other debt expense, net 1,185
Consolidated EBITDA attributable to Altria $5,752
Asset impairment and exit costs 421
Integration and implementation costs 197
UST transaction and acquisition-related costs* 96
Reduction to Kraft Receivable 88
Consolidated Adjusted EBITDA attributable to Altria $6,554